                                                                      EXHIBIT 24



                                POWER OF ATTORNEY



I, Andrew J.K. Smith, M.D., do hereby constitute and appoint David P. Bounk and Merlin R. Bretzman, or either of them, my attorneys in fact for the purposes of signing in my name and on my behalf as director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.



Dated:  April 1, 1997                   /s/ Andrew J.K. Smith, M.D.
                                     ------------------------------------------

                                POWER OF ATTORNEY



I, Michael Abrams, M.D., do hereby constitute and appoint David P. Bounk and Merlin R. Bretzman, or either of them, my attorneys in fact for the purposes of signing in my name and on my behalf as director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.



Dated:  April 1, 1997                   /s/ Michael Abrams, M.D.
                                     ------------------------------------------

                                POWER OF ATTORNEY


I, John R. Balfanz, M.D., do hereby constitute and appoint David P. Bounk and Merlin R. Bretzman, or either of them, my attorneys in fact for the purposes of signing in my name and on my behalf as director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.



Dated:  April 1, 1997                   /s/ John R. Balfanz, M.D.
                                     ------------------------------------------

                                POWER OF ATTORNEY


I, Gail P. Bender, M.D., do hereby constitute and appoint David P. Bounk and Merlin R. Bretzman, or either of them, my attorneys in fact for the purposes of signing in my name and on my behalf as director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.



Dated:  April 1, 1997                   /s/ Gail P. Bender, M.D.
                                     ------------------------------------------

                                POWER OF ATTORNEY


I, James P. Bishop, M.D., do hereby constitute and appoint David P. Bounk and Merlin R. Bretzman, or either of them, my attorneys in fact for the purposes of signing in my name and on my behalf as director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.



Dated:  April 1, 1997                   /s/ James P. Bishop, M.D.
                                     ------------------------------------------

                                POWER OF ATTORNEY


I, E. Duane Engstrom, M.D., do hereby constitute and appoint David P. Bounk and Merlin R. Bretzman, or either of them, my attorneys in fact for the purposes of signing in my name and on my behalf as director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.



Dated:  April 1, 1997                   /s/ E. Duane Engstrom, M.D.
                                     ------------------------------------------

                                POWER OF ATTORNEY


I, William Eversman, M.D., do hereby constitute and appoint David P. Bounk and Merlin R. Bretzman, or either of them, my attorneys in fact for the purposes of signing in my name and on my behalf as director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.



Dated:  April 1, 1997                   /s/ William Eversman, M.D.
                                     ------------------------------------------

                                POWER OF ATTORNEY


I, Roger L. Frerichs, M.D., do hereby constitute and appoint David P. Bounk and Merlin R. Bretzman, or either of them, my attorneys in fact for the purposes of signing in my name and on my behalf as director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.



Dated:  April 1, 1997                   /s/ Roger L. Frerichs, M.D.
                                     ------------------------------------------

                                POWER OF ATTORNEY


I, G. Richard Geier, M.D., do hereby constitute and appoint David P. Bounk and Merlin R. Bretzman, or either of them, my attorneys in fact for the purposes of signing in my name and on my behalf as director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.



Dated:  April 1, 1997                   /s/ G. Richard Geier, M.D.
                                     ------------------------------------------

                                POWER OF ATTORNEY


I, Anthony C. Jaspers, M.D., do hereby constitute and appoint David P. Bounk and Merlin R. Bretzman, or either of them, my attorneys in fact for the purposes of signing in my name and on my behalf as director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.



Dated:  April 1, 1997                   /s/ Anthony C. Jaspers, M.D.
                                     ------------------------------------------

                                POWER OF ATTORNEY


I, Wayne F. Leebaw, M.D., do hereby constitute and appoint David P. Bounk and Merlin R. Bretzman, or either of them, my attorneys in fact for the purposes of signing in my name and on my behalf as director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.



Dated:  April 1, 1997                   /s/ Wayne F. Leebaw, M.D.
                                     ------------------------------------------

                                POWER OF ATTORNEY


I, Stephen A. McCue, M.D., do hereby constitute and appoint David P. Bounk and Merlin R. Bretzman, or either of them, my attorneys in fact for the purposes of signing in my name and on my behalf as director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.



Dated:  April 1, 1997                   /s/ Stephen A. McCue, M.D.
                                     ------------------------------------------

                                POWER OF ATTORNEY


I, Harold W. Miller, M.D., do hereby constitute and appoint David P. Bounk and Merlin R. Bretzman, or either of them, my attorneys in fact for the purposes of signing in my name and on my behalf as director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.



Dated:  April 1, 1997                   /s/ Harold W. Miller, M.D.
                                    ------------------------------------------

                                POWER OF ATTORNEY


I, Anton S. Nesse, M.D., do hereby constitute and appoint David P. Bounk and Merlin R. Bretzman, or either of them, my attorneys in fact for the purposes of signing in my name and on my behalf as director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.



Dated:  April 1, 1997                   /s/ Anton S. Nesse, M.D.
                                     ------------------------------------------

                                POWER OF ATTORNEY


I, Mark D. Odlund, M.D., do hereby constitute and appoint David P. Bounk and Merlin R. Bretzman, or either of them, my attorneys in fact for the purposes of signing in my name and on my behalf as director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.



Dated:  April 1, 1997                   /s/ Mark D. Odlund, M.D.
                                     ------------------------------------------

                                POWER OF ATTORNEY


I, G. William Orr, M.D., do hereby constitute and appoint David P. Bounk and Merlin R. Bretzman, or either of them, my attorneys in fact for the purposes of signing in my name and on my behalf as director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.



Dated:  April 1, 1997                   /s/ G. William Orr, M.D.
                                     ------------------------------------------

                                POWER OF ATTORNEY


I, Norman Rinderknecht, M.D., do hereby constitute and appoint David P. Bounk and Merlin R. Bretzman, or either of them, my attorneys in fact for the purposes of signing in my name and on my behalf as director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.



Dated:  April 1, 1997                   Norman Rinderknecht, M.D.
                                     ------------------------------------------

                                POWER OF ATTORNEY


I, Paul S. Sanders, M.D., do hereby constitute and appoint David P. Bounk and Merlin R. Bretzman, or either of them, my attorneys in fact for the purposes of signing in my name and on my behalf as director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.



Dated:  April 1, 1997                   /s/ Paul S. Sanders, M.D.
                                     ------------------------------------------

                                POWER OF ATTORNEY


I, Richard D. Schmidt, M.D., do hereby constitute and appoint David P. Bounk and Merlin R. Bretzman, or either of them, my attorneys in fact for the purposes of signing in my name and on my behalf as director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.



Dated:  April 1, 1997                   Richard D. Schmidt, M.D.
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

                                POWER OF ATTORNEY


I, Mark B. Siegel, M.D., do hereby constitute and appoint David P. Bounk and Merlin R. Bretzman, or either of them, my attorneys in fact for the purposes of signing in my name and on my behalf as director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.



Dated:  April 1, 1997                   /s/ Mark B. Siegel, M.D.
                                     ------------------------------------------

                                POWER OF ATTORNEY



I, G. David Spoelhof, M.D., do hereby constitute and appoint David P. Bounk and Merlin R. Bretzman, or either of them, my attorneys in fact for the purposes of signing in my name and on my behalf as director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.



Dated:  April 1, 1997                   /s/ G. David Spoelhof, M.D.
                                     ------------------------------------------

                                POWER OF ATTORNEY


I, Bruce R. Trimble, M.D., do hereby constitute and appoint David P. Bounk and Merlin R. Bretzman, or either of them, my attorneys in fact for the purposes of signing in my name and on my behalf as director of Midwest Medical Insurance Holding Company, a registration statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of Class A common stock of the Company, par value of $.01 per share, and any and all amendments to said registration statement, and to deliver on my behalf said registration statement and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission.



Dated:  April 1, 1997                   /s/ Bruce R. Trimble, M.D.
                                     ------------------------------------------